SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2017

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin TX  78746

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 3.01NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED

LISTING RULE OR STANDARD

On April 28, 2017, FieldPoint Petroleum Corporation (the “Company”) received notification from the NYSE American (“NYSE American” or the “Exchange”) that it was noncompliant with the NYSE MKT continued listing standards; specifically Section 1003(a)(ii) of the Company Guide.  The Company previously submitted a Plan to the Exchange to regain compliance with Section 1003(a)(i) by November 13, 2017 that was accepted by the Exchange.  Although the Company has been working diligently on several initiatives to regain compliance with the NYSE American continued listing standards by the imposed deadline, it has been unable to do so by the November 13, 2017 deadline.  As a result, the Company has been issued a notice of its delisting from the Exchange.  Pursuant to the notice, the trading of the Company’s common stock on the Exchange will be suspended effective November 27, 2017.

The Company’s common stock will be quoted on the OTC.QB of the OTC Markets Group, Inc.  We will issue a press release and file a Current Report on Form 8-K when the quotation listing becomes effective.

ITEM 4.01CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Effective November 16, 2017 the Company’s independent registered public accounting firm, Hein & Associates LLP, combined with and into Seattle-based accounting firm Moss Adams LLP (the “Combination”). As a result of the Combination, Hein’s partners, employees, offices and clients were folded into Moss Adams LLP resulting in the Company’s change of accounting firms.

In the period from Hein & Associates, LLP’s appointment to the effective date of the Combination, there were no disagreements with Hein & Associates LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hein & Associates, LLP would have caused Hein & Associates LLP to make reference to the matter in its report on the Company’s financial statements; and there were no reportable events as defined in Item 304(a) (1) of Regulation S-K.  Hein & Associates LLP issued audit reports on our financial statements as of and for the years ended December 31, 2016 and 2015 which reports each included an explanatory paragraph concerning the Company’s ability to continue as a going concern.

As a result of the Combination, Moss Adams LLP will become the Company’s independent registered public accounting firm.

The Company has provided Hein & Associates LLP with a copy of the above disclosures. Attached as Exhibit 16 is a copy of Hein & Associates LLP’s letter, dated November 20, 2017, stating its agreement with such statements.

ITEM 9.01  EXHIBITS

Item	Title

16.0	Pursuant to Item 304(a)(1) of Regulation S-K, the Registrant herewith files the letter of Hein & Associates LLP dated November 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: November 20, 2017	By:/s/ Phillip Roberson Phillip Roberson, President and CFO